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                                                                EXHIBIT (10)(cc)

                      FIRST AMENDMENT TO CONTRACT OF SALE

         This First Amendment to the Contract of Sale (this "First Amendment") is made and entered into as of this 29th day of September, 2000 by and among 55 Public LLC, North Valley Tech, LLC, Southwest Shopping Centers Co. I, L.L.C., First Union Madison L.L.C., Printer's Alley Garage, LLC, First Union Real Estate Equity and Mortgage Investments and First Union Commercial Properties Expansion Company, collectively as "Seller," and Radiant Investors LLC, as "Purchaser."

         WHEREAS, the Seller and the Purchaser have entered into a Contract of Sale dated as of the 15th day of September, 2000 (the "Agreement") with respect to the sale and purchase of the properties known as 55 Public Square/CEI Building, Cleveland Ohio; North Valley Tech Center, Thornton, Colorado; Westgate Business Center, Abilene, Texas; Madison & Wells Garage, Chicago, Illinois; Printer's Alley Garage, Nashville, Tennessee; Pecanland Mall, Monroe, Louisiana; West 3rd Street Lot, Cleveland, Ohio; Long Street Lot, Columbus, Ohio, 5th & Marshall Garage, Richmond, Virginia; Two Rivers Business Center, Clarksville, Tennessee and Huntington Garage, Cleveland, Ohio (collectively, the "Premises");

         WHEREAS, the Seller and the Purchaser desire to modify and amend the Agreement as hereinafter set forth in this First Amendment, the provisions of this First Amendment being paramount and the Agreement being construed accordingly;

         NOW THEREFORE, the parties hereto do hereby agree that the Agreement is modified and amended as hereinafter set forth:

1. All capitalized terms herein, unless otherwise defined, shall have the meaning ascribed in the Agreement.

2. Section 2(a) of the Agreement is modified by providing that Schedules B-1 and B-2 will be provided by the parties and annexed to the Agreement on or before the Closing Date.

3. Section 2(a)(vi) of the Agreement is modified by providing at the end thereof a new Section (C) as follows:

         (C) Notwithstanding the provisions of Sections 2(a)(ii), 2(a)(vi)(A) and 2(a)(vi)(B) to the contrary, unless and until Purchaser has obtained firm commitments for Acceptable Financing (as such term is defined in the JV Agreement), Purchaser at its option may elect to terminate the Agreement on or before October 26, 2000 and the Sellers shall receive the amount set forth at Section 2(a)(vi)(A) and the balance of the Deposit shall be paid to Purchaser. In such event, Purchaser shall deliver to Sellers each Study and all reliance letters thereto in accordance with the provisions of Section 2(a)(vi)(A). Purchaser shall regularly advise Seller of its progress in obtaining Acceptable Financing.
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4.       Section 2(b) of the Agreement is modified to provide that Seller will accept a Letter of Credit from Fleet Bank, provided that same may be presented for payment at one of its New York City branches.

5. Section 2(c) of the Agreement is modified to provide that the Westgate financing is in the amount of $8,500,000.00, of which $7,500,000.00 is to be advanced at Closing, and $1,000,000.00 is to be held in escrow.

6. Schedule A-6 of the Agreement will be modified to reflect the accurate description of the Pecanland Mall Adjacent Land as and when the survey has been received and the new metes and bounds description has been provided by the Title Company.


7. Section 3 of the Agreement is modified by providing at the end thereof a new Section 3(q) as follows:

         (q) Notwithstanding anything in Section 3(a) or 4(c) to the contrary, in the event and to the extent the revised metes and bounds description of the Pecanland Mall Adjacent Land referenced in paragraph 6 above results in a Title Company continuation of the Title Report referenced at Schedule G-1(iv) of the Agreement containing a new exception to title (not disclosed on the Title Report received as of the date hereof) having a material adverse effect on any Pecanland Mall Adjacent Land, Purchaser may exercise those options set forth at Section 3(p) with respect to such Pecanland Mall Adjacent Land.

8. Except as modified hereby, the Agreement shall remain in full force and effect.


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                                 SELLERS:

                                 55 PUBLIC LLC, a Delaware limited liability company

                                 By:  55 PUBLIC REALTY CORP.,  a Delaware
                                 corporation, Managing Member

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                         Name: William A. Scully
                                         Title: Authorized Signatory

                                 NORTH VALLEY TECH LLC, a Delaware limited liability company

                                 By:     NVT Corp., a Delaware corporation, its
                                 Managing Member

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                         Name: William A. Scully
                                         Title: Authorized Signatory


                                 SOUTHWEST SHOPPING CENTERS CO. I, L.L.C., a Delaware limited liability company

                                 By:     First Union Southwest L.L.C., a
                                 Delaware limited liability company, its
                                 manager

                                 By:     First Southwest I, Inc., a Delaware
                                 corporation, its manager

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                         Name: William A. Scully
                                         Title: Authorized Signatory


                                 FIRST UNION MADISON L.L.C., an Illinois
                                 limited liability company

                                 By:     First Union Real Estate Equity and
                                 Mortgage Investments, and Ohio business trust, its member

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title: Authorized Signatory


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                                 PRINTER'S ALLEY GARAGE, LLC, a Delaware
                                 limited liability company

                                 By:     First Union Real Estate Equity and
                                 Mortgage Investments, an Ohio business trust, its managing member

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title:   Authorized Signatory


                                 FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
                                 INVESTMENTS, an Ohio business trust

                                 By: /s/ William A. Scully
                                     ------------------------------------
                                     Name: William A. Scully
                                     Title:   Vice Chairman


                                 FIRST UNION COMMERCIAL PROPERTIES EXPANSION
                                 COMPANY

                                 By: /s/ William A. Scully
                                     -----------------------------------
                                     Name: William A. Scully
                                     Title:   Authorized Signatory

                                 PURCHASER:

                                 RADIANT INVESTORS LLC, a Delaware limited liability company

                                 By: /s/ Daniel P. Friedman
                                     ------------------------------------
                                     Name: Daniel P. Friedman
                                     Title:  Managing Member



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